EQUITY	6 Months Ended
Jun. 30, 2025
Equity [abstract]
EQUITY	EQUITY
Our company’s equity is comprised of the following shares:

	Class B Shares (Shares)	Class C Shares (Shares)	Share capital (US$ Millions)
Balance at January 1, 2024	—	11,117,660	$392
Arrangement/reorganization	31,909	(11,117,660)	(391)
Balance at December 31, 2024 and June 30, 2025	31,909	—	$1
Our company’s share capital is comprised of exchangeable shares and class B shares. Due to the exchange feature of the exchangeable shares and the cash redemption feature of the class B shares, the exchangeable shares and the class B shares are classified as financial liabilities. However, class B shares, the most subordinated of all common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32.
Prior to the Arrangement, although class C shares were classified as financial liabilities due to their cash redemption feature, the class C shares met certain qualifying criteria under IAS 32 and were presented as equity. Following the Arrangement and upon consolidation of BIHC into our company, the class C shares are presented as financial liabilities. As a result, the $392 million of share capital was removed.
As part of the Arrangement, our company issued 31,909 class B shares to Brookfield Infrastructure in exchange for $1 million.